UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 23, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
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(Commission File Number)                       (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                  0438-2283131
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure and Appointment of Certain Officers.

On September 23, 2008, Mr. Jinsong Li was appointed as Chief Executive Officer of the Company. Mr. Li was formerly vice president of Beijing Jingwei Capital Investment Co., Ltd, an investment firm focusing on agricultural companies, where he managed investment projects valued at more than $100 million. Mr. Li previously worked for more than 15 years in various executive roles at a commercial trade company in Shantou and an agricultural products company in Beijing.

There are no arrangements or understandings with any other person pursuant to which Mr. Li was made an officer of the Company. He is not related to any other director or other officer of the Company. During the last two years, there has been no transaction or proposed transaction the Company was or is a party to in which Mr. Li had or is to have a direct or indirect material interest. His compensation has not yet been determined.

On September 23, 2008, the Company accepted the resignation of Changqing Xu as Chief Executive Officer of the Company.

Item 7.01. Regulation FD Disclosure.

On September 24, 2008,, China Organic Agriculture, Inc. issued a press release titled "China Organic Agriculture Names Veteran Finance and Food Industry Executive Jinsong Li as New Chief Executive Officer - Li to Spearhead Company's Business Initiatives to Capitalize on Fast-Growing Asian Markets for Premium Food and Agricultural Products."

A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2008
                                                 CHINA ORGANIC AGRICULTURE, INC.


                                                 Name:  /s/ Xuefeng Guo
                                                        ------------------------
                                                        Xuefeng Guo
                                                 Title: Chief Financial Officer